DISPOSITION OF AIRCARD BUSINESS Narrative (Details) - Air Card Business [Member] - USD ($) $ in Thousands	Apr. 02, 2013	Apr. 03, 2014
Disposition of AirCard business
Consideration for sale of business in cash plus assumed liabilities	$ 136,607
Transaction costs	(2,849)
Tax gain on disposal	70,182
Proceeds from Aircard sale held in escrow	13,800	$ 13,800
Net Cash Proceeds Less Taxes, Transaction Costs and Indemnification Costs	127,800
Deferred income tax assets	$ 14,386